UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005 (March 31, 2005)

                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      0-22182              84-1070278
            --------                      -------              ----------
(State or other jurisdiction of         (Commission           (I.R.S. Empl.
incorporation or organization)          File Number)           Ident. No.)

       10989 Via Frontera, San Diego, California               92127
       -----------------------------------------               ------
       (Address of principal executive offices)                (Zip Code)

                                 (858) 674-5000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 31, 2005, Patriot Scientific Corporation publicly announced, among other things, its results of operations for the nine months and quarter ended February 28, 2005. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

         The information contained in this report and the exhibit hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by Patriot Scientific Corporation under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Section 9- Financial Statements and Exhibits

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      Exhibit No.         Description

      99.1                Press Release issued March 31, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PATRIOT SCIENTIFIC CORPORATION

Dated:  April 4, 2005                  By: /s/  LOWELL W. GIFFHORN
                                           -------------------------------------
                                           Lowell W. Giffhorn
                                           Exec. V.P., Chief Financial Officer
                                           & Secretary